Supplement to the John Hancock International Funds Prospectus
                             Dated February 14, 2003

                    John Hancock Pacific Basin Equities Fund

On May 20, 2003, the Trustees of John Hancock Pacific Basin Equities Fund (the "Fund") voted to recommend that the shareholders of the Fund approve a tax-free reorganization of the Fund, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on September 24, 2003, the Fund would transfer all of its assets and liabilities to John Hancock International Fund ("International Fund") in a tax-free exchange for shares of equal value of International Fund. Further information regarding the proposed reorganization will be contained in a proxy statement and prospectus which is scheduled to be mailed to the Fund's shareholders on or about July 15, 2003.

Effective at the close of business on July 2, 2003, the Fund will be closed to all new accounts.


May 21, 2003
5/03